ClearShares OCIO ETF
Schedule of Investments
February 28, 2022 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS - 99.2% (a)
	Domestic Equity - 51.8%
74,133	iShares Cohen & Steers REIT ETF	$4,892,778
10,503	iShares Core S&P 500 ETF (b)	4,607,876
9,691	iShares Core S&P Mid-Cap ETF	2,575,092
15,613	iShares Core S&P Small-Cap ETF	1,681,676
65,592	iShares MSCI USA Min Vol Factor ETF (b)	4,836,098
77,975	Schwab 1000 Index ETF (b)	3,327,193
65,057	Schwab U.S. Dividend Equity ETF	5,015,895
97,964	SPDR Portfolio S&P 1500 Composite Stock Market ETF (b)	5,277,321
46,336	SPDR Portfolio S&P 500 Value ETF (b)	1,885,412
7,240	SPDR S&P 500 ETF Trust (b)	3,161,201
18,910	Vanguard Growth ETF (b)	5,244,878
38,317	Vanguard High Dividend Yield ETF	4,210,272
51,748	Vanguard Real Estate ETF	5,306,240
10,770	Vanguard S&P 500 ETF	4,322,647
22,388	Vanguard Total Stock Market ETF (b)	4,951,554
42,756	Vanguard Value ETF (b)	6,150,451
		67,446,584
	Fixed Income - 37.3%
61,805	ClearShares Ultra-Short Maturity ETF (d)	6,183,287
65,807	iShares 1-3 Year Treasury Bond ETF	5,564,640
69,099	iShares Core Total USD Bond Market ETF	3,528,886
33,278	iShares Core U.S. Aggregate Bond ETF	3,672,560
26,493	iShares Intermediate Government/Credit Bond ETF (b)	2,948,936
28,510	iShares Short Treasury Bond ETF (b)(c)	3,144,368
54,029	Schwab U.S. Aggregate Bond ETF (b)	2,813,830
21,228	Schwab U.S. TIPS ETF	1,316,348
63,337	SPDR Bloomberg 1-3 Month T-Bill ETF (c)	5,789,635
102,989	SPDR Portfolio Aggregate Bond ETF	2,951,665
34,595	Vanguard Intermediate-Term Bond ETF (b)	2,936,770
36,258	Vanguard Short-Term Bond ETF	2,882,511
22,984	Vanguard Short-Term Corporate Bond ETF (b)	1,830,216
35,549	Vanguard Total Bond Market ETF	2,912,174
		48,475,826
	Global Equity - 10.1%
56,731	iShares Core MSCI EAFE ETF	3,930,891
42,653	iShares Core MSCI Total International Stock ETF	2,847,088
91,051	Vanguard FTSE Developed Markets ETF	4,351,327
42,070	Vanguard FTSE Emerging Markets ETF (b)	2,011,788
		13,141,094
	TOTAL EXCHANGE-TRADED FUNDS (Cost $109,767,488)	129,063,504

	SHORT-TERM INVESTMENTS - 0.8%
1,036,673	First American Government Obligations Fund, Class X - 0.03% (e)	1,036,673
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,036,673)	1,036,673
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.1%
19,632,380	Mount Vernon Liquid Assets Portfolio, LLC - 0.13% (e)(f)	19,632,380
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $19,632,380)	19,632,380
	TOTAL INVESTMENTS - 115.1% (Cost $130,436,541)	149,732,557
	Liabilities in Excess of Other Assets - (15.1)%	(19,681,543)
	NET ASSETS - 100.0%	$130,051,014

	Percentages are stated as a percent of net assets.

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	All or a portion of this security is out for loan as of February 28, 2022. Total value of securities on loan is $19,196,104 or 14.8% of net assets.
(c)	Non-income producing security.
(d)	Affiliated exchange-traded fund.
(e)	The rate shown is the annualized seven-day yield as of February 28, 2022.
(f)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at February 28, 2022 (Unaudited)
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of February 28, 2022:

ClearShares OCIO ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$129,063,504	$-	$-	$129,063,504
Short-Term Investments	1,036,673	-	-	1,036,673
Investments Purchased with Proceeds From Securities Lending	-	19,632,380	-	19,632,380
Total Investments in Securities	$130,100,177	$19,632,380	$-	$149,732,557

^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended February 28, 2022, there were no transfers into or out of Level 3 for the Fund.